UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2007

XELR8 HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50875	84-1575085
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

480 South Holly Street
Denver, CO 80246
(Address of principal executive offices, including zip code)

(303) 316-8577
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On March 19, 2007, we issued a press release announcing the change of the Company’s ticker symbol that the Company trades under on the American Stock Exchange from “PRH” to “BZI”. The full text of the press release is attached as Exhibit 99.1 to this report.

Item 9.01       Financial Statements and Exhibits

(d)         Exhibits

99.1 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: March 23, 2007	XELR8 HOLDINGS, INC.

	By:	/s/ John D. Pougnet
John D. Pougnet
Chief Executive Officer & Chief Financial Officer